Assets held for sale	12 Months Ended
Dec. 31, 2024
Assets held for sale
Assets held for sale

5. Assets held for sale

In 2022, Management decided to dispose of certain equipment which had been procured for CMO activities (CMO Equipment) but that was no longer planned to be used by the Company. An external service-provider was appointed on June 14, 2022 to organize the sale of the CMO Equipment. As of December 31, 2022, the CMO Equipment identified for sale had a gross book value of EUR 29,531k and was written down by EUR 19,064k (with the corresponding expense recognized in cost of sales) to EUR 10,467k, the fair value less anticipated costs to sell.

Based on fair value less costs of disposal calculations, and taking into account the sales projections at that time, the external service provider’s market expertise, and an assessment to date as prepared by management, the fair value at December 31, 2023 was lowered to EUR 2,419k by a decrease of EUR 6,711k (with the corresponding expense recognized in cost of sales).

During fiscal year 2024 assets with a net book value of EUR 822k were sold through direct sales and an external service provider. Taking this into account, the fair value at December 31, 2024 is EUR 1,597k . The assets held for sale have been valued taking into account the current market circumstances and demand for secondhand equipment for assets outside of warranty periods. Criteria for the determination of the fair value were defined based on certain sales scenarios and considering different sales campaigns, where valuation techniques applied have remained consistent to the prior year.